UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 18, 2013

NorthStar Real Estate Income II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 333-185640	No. 90-0916682
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 18th Floor, New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 18, 2013 (the “Closing Date”), NorthStar Real Estate Income II, Inc. (“NorthStar Income II”), through a subsidiary, purchased a $2.0 million pari passu participation interest (the “Participation”) in a $25.5 million senior loan (the “Senior Loan”) from an affiliate of NorthStar Realty Finance Corp., NorthStar Income II’s sponsor (the “Sponsor”). The Senior Loan is secured by a 264-unit, class-A multifamily property (the “Property”) located in Savannah, Georgia. NorthStar Income II funded the Participation with proceeds from its continuous initial public offering.

The Senior Loan was originated on August 22, 2013 by an affiliate of the Sponsor. The Participation was purchased at the Sponsor’s cost basis and was approved by NorthStar Income II’s board of directors, including the independent directors, in accordance with NorthStar Income II’s conflict of interest policy. In connection with the purchase, NorthStar Income II and the Sponsor entered into a participation agreement which, among other things, provides that the Participation has equal security and priority with the Senior Loan.

The Property securing the Senior Loan was constructed in 2009 and is located approximately 10 miles from downtown Savannah, in close proximity to major transportation routes and regional employers. The borrower (the “Borrower”) and its affiliates have extensive commercial real estate experience, and currently own and manage over 8,900 multifamily units throughout the southeastern United States.

The Senior Loan bears interest at a floating rate of 6.30% over the one-month London Interbank Offered Rate (the “LIBOR Rate”), but at no point shall the LIBOR Rate be less than 0.25%, resulting in a minimum interest rate of 6.55% per annum. NorthStar Income II will earn a fee equal to 1.0% of the outstanding principal amount of the Participation at the time of repayment.

The initial term of the Senior Loan is 36 months, with two one-year extension options available to the Borrower, subject to the satisfaction of certain performance tests and the Borrower paying a fee equal to (i) 0.25% of the amount being extended for the first extension option, and (ii) 0.50% of the amount being extended for the second extension option. The Senior Loan may be prepaid at any time during the first 18 months, provided the Borrower pays an amount equal to the greater of (i) the remaining interest due on the amount prepaid through month 18 and (ii) 1.0% of the amount prepaid. Thereafter, the Senior Loan may be prepaid in whole or in part without penalty. NorthStar Income II will receive its pro rata share of any extension or prepayment fees paid by the Borrower.

The Property’s loan-to-value ratio (“LTV Ratio”) is approximately 83%. The LTV Ratio is the amount loaned to the Borrower net of reserves funded and controlled by NorthStar Income II and its affiliates, if any, over the current appraised value of the Property as of August 2013.

Item 7.01. Regulation FD Disclosure.

Satisfaction of Minimum Offering Amount

On September 18, 2013, following the authorization of NorthStar Income II’s board of directors, NorthStar Income II satisfied the minimum offering amount in its continuous initial public offering (the “Offering”) of up to $1.65 billion in shares of its common stock (the “Shares”) as a result of the purchase of $2.0 million in Shares by an affiliate of the Sponsor, for $9.00 per share (reflecting that no selling commissions or dealer manager fees were paid) (the “Initial Purchase”). Following the Initial Purchase and authorization of NorthStar Income II’s board of directors, NorthStar Income II’s escrow agent released all of the offering proceeds in the escrow account. NorthStar Income II’s primary Offering is expected to terminate on May 6, 2015, unless extended by NorthStar Income II’s board of directors as permitted under applicable law and regulations.

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Item 8.01. Other Events.

On September 18, 2013, NorthStar Income II’s board of directors declared cash distributions of $0.001917808 per day per share of common stock for the period commencing on the Closing Date through December 31, 2013. Distributions will be paid monthly to stockholders of record during the relevant period. Stockholders may choose to receive their distributions in cash or apply them to the purchase of additional shares through NorthStar Income II’s distribution reinvestment plan.

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “expects” “intends” or other similar words or expressions. These statements are based on NorthStar Income II’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Income II can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income II’s expectations include, but are not limited to, NorthStar Income II’s ability to effect its business plan following the release of funds from escrow, the ability of the Borrower to effectively manage the Property, the ability of the Borrower to comply with the terms of the Senior Loan, whether the Borrower determines to extend the Senior Loan, changes in market rates for multifamily properties located in Savannah, Georgia, future property values, the impact of any losses on cash flows and returns, property level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, the ability to achieve targeted returns, generally accepted accounting principles, policies and rules applicable to REITs and the factors specified in NorthStar Income II’s filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income II on the date hereof and NorthStar Income II is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income II, Inc.

Date: September 19, 2013	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

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